 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2019 (June 6, 2019)

Appian Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11955 Democracy Drive, Suite 1700, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 6, 2019, Appian Corporation (the “Company”) held a virtual annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 28,006,108 shares of Class A common stock and 33,299,239 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented approximately 99% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 10, 2019 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of seven nominees to serve as directors until the 2020 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Matthew Calkins	346,960,438	1,149,975	12,888,085
Robert C. Kramer	347,062,118	1,048,295	12,888,085
A.G.W. "Jack" Biddle, III	347,029,709	1,080,704	12,888,085
Prashanth "PV" Boccassam	346,932,574	1,177,839	12,888,085
Michael G. Devine	347,038,168	1,072,245	12,888,085
Barbara "Bobbie" Kilberg	346,951,532	1,158,881	12,888,085
Michael J. Mulligan	346,925,280	1,185,133	12,888,085
All nominees were elected.
Proposal No. 2: Ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of BDO USA, LLP	360,677,131	144,070	177,297

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: June 10, 2019	By:	/s/ Mark Lynch
Mark Lynch
Chief Financial Officer